UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2025
INTEL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-06217	94-1672743
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2200 Mission College Boulevard, Santa Clara, California		95054-1549
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (408) 765-8080

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	INTC	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 1, 2024, Intel Corporation (“Intel”) appointed Michelle Johnston Holthaus as Chief Executive Officer of the Intel Products business. In connection with such appointment, Intel entered into a letter agreement (“Agreement”) with Ms. Johnston Holthaus on February 28, 2025, setting forth the terms and conditions of her increased compensation and employment. Commencing January 1, 2025, Ms. Johnston Holthaus’ annual base salary increased to $1,000,000, her annual cash bonus target opportunity increased to 200% of her base salary or $2,000,000, and her annual long-term incentive equity award target value increased to approximately $16,000,000. She also received a one-time award of restricted stock units with an aggregate target value of approximately $5,000,000.

Pursuant to the Agreement, in addition to being eligible to receive severance benefits pursuant to the terms and conditions of the Intel Corporation Executive Severance Plan, Ms. Johnston Holthaus will also be eligible for such benefits if she resigns for good reason (as defined in the Agreement) within two years following the appointment of a new Chief Executive Officer of Intel, subject to her execution and non-revocation of a release of claims in favor of the company.

The foregoing description of Ms. Johnston Holthaus’ compensation arrangements is qualified in its entirety by reference to the Agreement, which is attached as Exhibit 10.1 to this Report.

Item 9.01     Financial Statements and Exhibits.
(d)     Exhibits.
The following exhibits are provided as part of this report:

Exhibit Number	Description
10.1	Letter Agreement with Michelle Johnston Holthaus executed on February 28, 2025.
104	Cover Page Interactive Data File, formatted in Inline XBRL and included as Exhibit 101.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEL CORPORATION (Registrant)

Date:	February 28, 2025	By:	/s/ April Miller Boise
April Miller Boise
Executive Vice President and Chief Legal Officer